RASC 2004-KS2                                         BANK OF AMERICA SECURITIES
Group II Mortgage Loans
Adjustable Rate Collateral





                             Number
                               of                                               WA
                            Mortgage     Principal      Average             Remaining
                              Loans       Balance       Balance      WAC      Term        FICO     WA OLTV      Effective LTV
------------------------------------------------------------------------------------------------------------------------------
Original Balance
50,000 or less                  27        1,254,255      46,454     7.867       360       595         68.09        68.09
50,001 - 75,000                328       20,710,513      63,142     7.758       360       603         79.32        79.32
75,001 - 100,000               438       38,208,632      87,234     7.482       360       608         80.94        80.94
100,001 - 200,000            1,227      181,597,877     148,002     7.061       359       621         82.04        82.04
200,001 - 300,000              268       63,868,384     238,315     6.821       360       624         82.02        82.02
300,001 - 400,000               94       31,265,358     332,610     6.440       359       625         84.38        84.38
400,001 - 500,000                3        1,401,200     467,067     5.562       359       651         82.83        82.83
500,001 - 600,000                2        1,038,400     519,200     5.700       359       670         84.49        84.49

Credit Scores
499 or less                     17        1,570,278      92,369     8.435       360       487         65.93        65.93
500 - 519                       12        1,418,865     118,239     8.401       360       509         61.83        61.83
520 - 539                       84       10,333,502     123,018     7.933       360       532         71.35        71.35
540 - 559                      170       21,043,432     123,785     7.747       360       550         75.45        75.45
560 - 579                      245       32,277,826     131,746     7.625       359       569         81.61        81.61
580 - 599                      309       41,013,388     132,729     7.268       360       589         81.94        81.94
600 - 619                      465       67,142,566     144,393     6.947       360       610         82.69        82.69
620 - 639                      418       60,324,126     144,316     6.929       360       629         84.24        84.24
640 - 659                      282       45,385,049     160,940     6.774       360       648         82.74        82.74
660 - 679                      153       23,972,634     156,684     6.499       359       668         83.64        83.64
680 - 699                      102       15,712,050     154,040     6.548       359       688         83.58        83.58
700 - 719                       54        7,659,584     141,844     6.459       359       709         80.86        80.86
720 - 739                       37        5,208,243     140,763     6.507       359       727         85.33        85.33
740 - 759                       24        4,021,283     167,553     6.577       360       747         81.20        81.20
760 - 779                        9        1,197,619     133,069     6.326       359       769         81.86        81.86
780 - 799                        4          599,817     149,954     6.508       359       784         84.79        84.79
800 or greater                   2          464,356     232,178     6.952       359       807         90.01        90.01

Original LTV
80.00 or less                1,259      176,644,862     140,306     6.892       360       617         74.77        74.77
80.01 - 85.00                  357       47,940,526     134,287     7.216       360       616         84.58        84.58
85.01 - 90.00                  500       74,383,243     148,766     7.161       359       618         89.78        89.78
90.01 - 95.00                  236       34,184,692     144,850     7.236       360       638         94.78        94.78
95.01 - 100.00                  35        6,191,296     176,894     7.432       359       641         99.91        99.91

Equity Refinance             1,436      204,250,792     142,236     7.047       360       613         80.91        80.91
Two- to four- family units      87       13,464,851     154,768     7.049       359       625         77.13        77.13
Non-primary residence          207       24,742,097     119,527     7.153       359       656         79.19        79.19
IO Flag                        192       37,580,113     195,730     6.101       360       643         81.18        81.18
Manufactured Home               73        6,763,091      92,645     7.445       360       632         76.13        76.13
Reduced Documentation          448       67,509,727     150,691     7.110       360       641         75.96        75.96
2nd Lien                         0                0           0     0.000         0         0          0.00         0.00


(CONT'D)
           WA DTI         % Full Doc       % Primary  % Single Family  % IO Loans      % Cashout
------------------------------------------------------------------------------------------------

              0.00           85.25            84.64          73.65       0.00             76.68
              0.00           87.09            84.69          87.22       0.33             59.30
              0.00           86.83            91.97          86.21       2.66             61.39
              0.00           77.88            91.92          91.45       9.42             60.73
              0.00           73.50            94.31          87.85      16.20             59.35
              0.00           91.92           100.00          92.29      22.79             58.70
              0.00          100.00           100.00         100.00     100.00             35.33
              0.00          100.00           100.00         100.00      50.08             50.08


              0.00           77.33            95.34         100.00       0.00             44.45
              0.00          100.00           100.00          73.36       0.00             90.49
              0.00           92.44            99.51          96.41       0.00             81.47
              0.00           93.01            95.23          90.55       0.00             73.79
              0.00           93.70            97.68          89.50       0.00             64.94
              0.00           91.09            96.07          89.83       4.91             65.03
              0.00           80.71            95.31          90.73      12.72             62.38
              0.00           75.17            94.30          91.45      13.57             59.37
              0.00           69.72            90.59          89.32      20.85             57.17
              0.00           77.01            90.62          89.61      23.71             53.33
              0.00           65.83            82.30          87.18       6.71             52.82
              0.00           56.44            78.95          83.87      13.90             39.75
              0.00           85.37            63.30          85.50      10.33             30.18
              0.00           48.50            72.17          84.91      21.89             13.60
              0.00           58.90            76.02          86.87       0.00             52.11
              0.00          100.00            28.04          72.39       0.00             28.04
              0.00          100.00           100.00         100.00      33.27              0.00


             0.00           67.43            91.68          88.23      15.04             57.54
             0.00           79.92            88.31          87.34       5.22             72.58
             0.00           99.77            94.64          91.57       9.74             59.91
             0.00           99.46            98.67          97.58       3.72             59.81
             0.00          100.00           100.00         100.00       0.00             45.25

             0.00           81.65            94.25          89.06      10.67            100.00
             0.00           70.39            68.56           0.00       5.41             73.92
             0.00           68.97             0.00          79.30       0.00             47.49
             0.00           90.00           100.00          94.23      00.00             57.97
             0.00          100.00            98.87           0.00       0.00             65.81
             0.00            0.00            88.63          89.68       5.57             55.52
             0.00            0.00             0.00           0.00       0.00              0.00




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

RASC 2004-KS2                                         BANK OF AMERICA SECURITIES
Group II Mortgage Loans
Fixed Rate Collateral



                                Number
                                  of                                                      WA
                               Mortgage            Principal     Average               Remaining
                                 Loans              Balance      Balance       WAC       Term     FICO        WA OLTV  Effective LTV
------------------------------------------------------------------------------------------------------------------------------------
Original Balance
50,000 or less                      476          14,554,598     30,577        9.577      227      634         27.74            27.74
50,001 - 75,000                     318          19,545,576     61,464        8.419      295      626         65.49            65.49
75,001 - 100,000                    216          18,985,450     87,896        7.866      319      625         72.68            72.68
100,001 - 200,000                   437          60,577,673    138,622        7.332      343      633         79.86            79.86
200,001 - 300,000                   120          28,468,108    237,234        6.739      349      640         80.91            80.91
300,001 - 400,000                    38          13,181,971    346,894        6.563      351      649         81.18            81.18
400,001 - 500,000                    25          10,940,536    437,621        6.308      345      661         82.98            82.98
500,001 - 600,000                     3           1,603,007    534,336        6.971      359      672         92.29            92.29

Credit Scores
499 or less                          10             551,907     55,191        9.615      311      496         68.81            68.81
500 - 519                             5             399,470     79,894        8.735      359      512         71.19            71.19
520 - 539                            24           2,382,027     99,251        7.798      336      533         67.69            67.69
540 - 559                            74           7,053,496     95,318        8.429      328      551         68.79            68.79
560 - 579                           110           9,529,758     86,634        8.254      336      569         75.04            75.04
580 - 599                           146          12,405,911     84,972        8.303      324      589         71.43            71.43
600 - 619                           297          27,288,481     91,880        7.761      324      609         73.63            73.63
620 - 639                           343          37,770,398    110,118        7.401      325      630         75.55            75.55
640 - 659                           244          26,122,528    107,060        7.329      325      649         70.56            70.56
660 - 679                           155          16,488,600    106,378        7.106      328      670         73.93            73.93
680 - 699                            84           9,558,538    113,792        6.914      333      687         74.66            74.66
700 - 719                            53           6,868,369    129,592        6.849      321      709         74.73            74.73
720 - 739                            44           6,290,626    142,969        6.464      327      730         75.52            75.52
740 - 759                            25           2,557,386    102,295        6.815      318      749         77.52            77.52
760 - 779                            12           1,665,098    138,758        6.188      339      769         76.43            76.43
780 - 799                             7             924,326    132,047        6.553      346      786         68.85            68.85

Original LTV
80.00 or less                     1,186         100,295,670     84,566        7.617      313      633         62.87            62.87
80.01 - 85.00                       157          21,284,855    135,572        7.306      339      635         84.41            84.41
85.01 - 90.00                       208          34,087,796    163,884        7.129      350      640         89.58            89.58
90.01 - 95.00                        56           8,326,518    148,688        7.425      354      650         94.70            94.70
95.01 - 100.00                       26           3,862,079    148,541        8.222      349      648         00.00           100.00

Equity Refinance                  1,075         122,283,538    113,752        7.354      327      632         74.78            74.78
Two- to four- family units           64           8,803,513    137,555        7.110      334      637         71.34            71.34
Non-Primary Residence                92           8,392,982     91,228        7.842      341      650         76.09            76.09
IO                                    0                   0          0        0.000        0        0          0.00             0.00
Manufactured Home                    89           7,090,639     79,670        8.274      324      639         77.33            77.33
Reduced Documentation               183          19,097,806    104,360        7.863      317      640         67.52            67.52
2nd Lien                            486          17,128,826     35,245        9.701      207      641         19.85            19.85



CONT'D

WA DTI       % Full Doc        % Primary       % Single Family    % IO Loans       % Cashout
-------------------------------------------------------------------------------------------

  0.00             90.86           96.82             92.89           0.00            52.17
  0.00             87.27           88.23             76.10           0.00            70.27
  0.00             87.60           91.54             80.37           0.00            75.67
  0.00             86.33           96.03             89.56           0.00            72.74
  0.00             87.48           95.83             89.05           0.00            83.39
  0.00             91.82          100.00             86.75           0.00            79.20
  0.00            100.00           96.09             87.25           0.00            71.28
  0.00            100.00          100.00            100.00           0.00            34.28


  0.00            100.00          100.00            100.00           0.00            62.08
  0.00            100.00          100.00            100.00           0.00           100.00
  0.00            100.00          100.00             80.28           0.00            84.75
  0.00             86.61           98.40             86.56           0.00            78.77
  0.00             94.05           96.63             86.48           0.00            77.02
  0.00             88.07           96.66             81.35           0.00            87.45
  0.00             91.77           94.88             90.48           0.00            74.87
  0.00             91.01           95.73             88.52           0.00            74.08
  0.00             80.97           93.64             83.75           0.00            74.00
  0.00             86.23           95.40             85.44           0.00            66.68
  0.00             84.89           90.61             91.61           0.00            59.42
  0.00             83.46           90.82             86.47           0.00            55.31
  0.00             89.77           97.51             82.20           0.00            81.78
  0.00            100.00          100.00             86.92           0.00            48.69
  0.00            100.00           74.30             90.40           0.00            47.49
  0.00            100.00          100.00             92.54           0.00            41.64


  0.00             82.73           94.14             84.05           0.00            71.85
  0.00             91.65           93.98             84.02           0.00            83.24
  0.00            100.00           96.64             92.94           0.00            72.57
  0.00            100.00           98.93             97.47           0.00            80.20
  0.00            100.00          100.00            100.00           0.00            28.30

  0.00             88.29           95.96             85.19           0.00           100.00
  0.00             84.19           76.94              0.00           0.00            86.10
  0.00             70.78            0.00             69.72           0.00            58.87
  0.00              0.00            0.00              0.00           0.00             0.00
  0.00            100.00          100.00              0.00           0.00            77.58
  0.00              0.00           87.16             90.00           0.00            75.00
  0.00             93.06           99.82             95.06           0.00            45.69


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.